Exhibit 15.4

Jun He Law Offices
Shanghai Kerry Centre, 32nd Floor
1515 West Nanjing Road, Shanghai 200040, P. R. China
Tel.: (86-21) 5298-5488 Fax: (86-21) 5298-5492
E-mail: junhesh@junhe.com

June 19, 2009
Linktone Ltd.
27/F, Building 1, Landmark Towers
8 North East Third Ring Road
Chao Yang District, Beijing 100004, People’s Republic of China
Dear Sirs,
LINKTONE LTD.
We have acted as legal advisors as to the laws of the People’s Republic of China to Linktone Ltd., an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), in connection with the filing by the Company with the United States Securities and Exchange Commission of an annual report on Form 20-F for the year ended December 31, 2008.
We hereby consent to the reference of our name under the heading “Enforcement of Civil Liabilities” in the Form 20-F.

Yours faithfully,

/s/ Jun He Law Offices
Jun He Law Offices

Contact: Adam Li
Direct Tel: (86-21) 5298-6047
Email: liqi@junhe.com
Beijing Head Office
China Resources Building
20th Floor
Beijing 100005
P. R. China
Tel.: (86-10) 8519-1300
Fax: (86-10) 8519-1350
E-mail: junhebj@junhe.com
Shanghai Office
Shanghai Kerry Centre
32nd Floor
1515 West Nanjing Road
Shanghai 200040
P. R. China
Tel.: (86-21) 5298-5488
Fax: (86-21) 5298-5492
E-mail: junhesh@junhe.com
Shenzhen Office
Shenzhen Development
Bank Tower Suite 20-C
5047 East Shennan Road
Shenzhen 518001
P. R. China
Tel.: (86-755) 2587-0765
Fax: (86-755) 2587-0780
E-mail: junhesz@junhe.com
Dalian Office
Chinabank Plaza
Room F, 16th Floor
No. 17 Renmin Road
Dalian 116001
P. R. China
Tel.: (86-411) 8250-7578
Fax: (86-411) 8250-7579
E-mail: junhedl@junhe.com
Haikou Office
Nanyang Building
Suite 1107
Haikou 570105
P. R. China
Tel.: (86-898) 6851-2544
Fax: (86-898) 6851-3514
E-mail: junhehn@junhe.com
New York Office
36 West 44th Street,
Suite 914, New York,
NY10036, U.S.A.
Tel.: (1-212) 703-8702
Fax: (1-212) 703-8720
E-mail: junheny@junhe.com
Hong Kong Office
Suite 2208,
22nd Floor, Jardine House
1 Connaught Place, Central
Hong Kong
Tel.: (852) 2167-0000
Fax: (852) 2167-0050
E-mail: junhehk@junhe.com